SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ____________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 20, 2001




                               CONVERA CORPORATION
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                    Delaware                                000-31989                          54-1987541
-------------------------------------------------    ------------------------     -------------------------------------
(State or other jurisdiction of incorporation)       (Commission File No.)        (I.R.S. Employer Identification No.)




                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 221826
--------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (703) 761-3700

Item 5.  Other Events

     Convera Corporation ("Convera") entered into a Termination Agreement with NBA Media Ventures, LLC and WNBA Enterprises, LLC, dated September 20, 2001 (the "Termination Agreement"). The Termination Agreement is attached hereto as
Exhibit 99.1.1

     Convera also issued a press release on September 20, 2001 in connection with the Termination Agreement. The Press Release is attached hereto as Exhibit 99.2

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                              CONVERA CORPORATION



                              By:      /s/ Patrick C. Condo
                                       Patrick C. Condo
                                       President and Chief Executive Officer



Date:  September 21, 2001

                                                                   EXHIBIT 99.1



                              TERMINATION AGREEMENT



     This agreement (the "Agreement") is made and entered into as of September 20, 2001 by and between the NBA Parties and Convera Corporation ("Convera"), a Delaware Corporation (hereinafter, the "Parties"). All undefined capitalized terms in this Agreement shall have the meanings set forth in the Master Services Agreement ("MSA") executed by and between the NBA Parties and Intel Corporation dated September 13, 2000, and subsequently assigned to and assumed by the predecessor corporation to Convera, or such other Transaction Agreements referenced herein, as applicable. To the extent any provision of this Agreement is contrary to any provision of any of the Transaction Agreements, then this Agreement shall govern.

     WHEREAS, the NBA Parties and Convera are parties to the Transaction Agreements, including the MSA;

     WHEREAS, the Parties desire to terminate the MSA.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to be legally bound as follows:

     1. TERMINATION. The Parties agree that notwithstanding any provision to the contrary set forth in the MSA, the MSA shall terminate (except as provided in Paragraph 7(b) below) effective September 30, 2001 provided that the conditions precedent described in Paragraph 2 below are satisfied as of such date ("Termination").

     2. CONDITIONS PRECEDENT TO TERMINATION. The following shall constitute conditions precedent to the effectiveness of such Termination, and each Party covenants that it shall perform the obligations applicable to it set forth below prior to September 30, 2001:

     a. Payments By Convera. Convera shall pay to the NBA Parties (or its authorized designee) a sum of $859,300 comprised of $609,300 (representing Direct NBA Costs) and $250,000 (representing the NRT Minimum Royalty).

     b. Payments by NBAMV. NBAMV shall pay to Convera a sum of $381,094 comprised of $87,344 for Convera's "Cost + 20%" work, and a sum of $293,750 (representing the NRT Gross Consideration for the Contract Year ending September 30, 2001).

     3. RETURN OF CONVERA PROPERTY. The NBAMV covenants that the NBA Parties shall return to Convera the items set forth in Schedule A, which are the property of Convera upon Convera's request but no later than July 8, 2002 (the "Property"). Such Property shall be removed from NBA premises by persons or entities designated by the NBA Parties that are reasonably acceptable to Convera and delivered to Convera, in all cases at Convera's sole expense, and the NBA
Parties shall cooperate with such efforts and facilitate such removal and delivery in good faith, unless Convera, in its sole discretion, elects to waive its right, in whole or part, to request the return of any item of such Property. The NBA Parties shall not have the right to sell, lease or sublicense such Property to third parties, but shall have the right to use the Property until July 8, 2002 and, if and when it uses the Property, shall use commercially reasonable efforts to maintain such Property in its current operational condition (subject to reasonable wear and tear).



     4. INTELLECTUAL PROPERTY. Each Party shall cease the use of and return to the other Party, promptly upon the specific request of the other Party, any and all of the other Party's intellectual property, except to the extent a Party is authorized to possess, distribute or otherwise utilize such intellectual property pursuant to the terms of a license or other agreement(s) between any or all of the NBA Parties and Convera dated as of September 2001 or thereafter. Notwithstanding anything to the contrary set forth in this Agreement or any of the Transaction Agreements, following the Termination, the NBA Parties shall be entitled to use, offer, distribute and exploit any product (including any NBA Product such as "My Highlights"), and/or any component or element thereof (e.g., product name, "look and feel" or product concept), and neither Party shall challenge any such use, offering, distribution or exploitation by the other Party (for purposes of this section, the "Product Using Party") so long as any such product, or component or element thereof, does not contain or incorporate any technology or Software owned by, or licensed to, the non-Product Using Party, or, to the extent that any such product, component or element thereof does contain or incorporate any such technology or Software, the Product Using Party is independently and lawfully authorized to engage in such use. The foregoing shall not be deemed to amend or otherwise supersede the Bill of Sale of the Transaction Agreements between the Parties hereof or to affect the right of a Party to protect and enforce its trademark rights and copyrights.



     5. CONFIDENTIALITY. Each Party shall return to the other Party, promptly upon the specific request of the other Party, any and all confidential, non-public or otherwise proprietary information ("Confidential Information") it received in connection with the MSA to the disclosing Party, unless the disclosing Party agrees to the certified destruction of such Confidential Information by the receiving Party. To the extent that any Confidential Information cannot be returned or destroyed practicably by the receiving Party, the receiving Party agrees to treat such Confidential Information confidential and to not disclose same to any third parties for a period of not less than three (3) years from the date of this Agreement, except as required by law or legal process, to its respective accountants, attorneys and advisors, or as may be required for the NBA Parties to comply with its obligations to the National Basketball Association Players Association or the Women's National Basketball Association Players Association (or their successors).



     6. PUBLIC RELATIONS. The Parties agree to cooperate in good faith on all public communications relating to the MSA and this Agreement. Neither Party, including its senior executives and representatives, shall make, in writing or orally, any public comments regarding the MSA or this Agreement that are harmful to the reputation or commercial operations of the other Party. The Parties further agree to cooperate in good faith to the reasonable requests of the other Party relating to public communications about the MSA or the Agreement.



     7. RELEASE. Effective upon the Termination, each Party (for purposes of this section, the "Releasor") hereby fully, irrevocably and (except for the conditions precedent set forth herein) unconditionally releases and discharges forever the other Party and its successors and assigns (for purposes of this section, the "Releasee") from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, charges, complaints, and demands whatsoever, in law or equity (collectively, the "Liabilities"), that the Releasor, including all successors and assigns of the Releasor, ever had, now has or hereafter may have against the Releasee or the Releasee's successors and assigns pertaining or related to the MSA except for Liabilities incurred by reason of (a) the Releasee's breach of any representations, warranties or covenants contained in this Agreement and (b) the Releasee's obligation under
Section 10.5 of the MSA to indemnify, defend and hold harmless the Releasor and the Covered Persons of the Releasor with respect to Third-party Claims, which shall be the exclusive MSA provision to survive the termination of the MSA.



     8. REGISTRATION RIGHTS. The Registration Rights Agreement made and entered into as of December 21, 2000 between Convera and NBAMV (the "Registration Agreement") is hereby amended and superseded pursuant to Section 2.2 thereof as follows:



     a. Section 1.2 (b)-(d) of the Registration Agreement shall be deemed to read as follows:



     "(b) Underwriting. If the Holders initiating the registration request under this Section 1.2 ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, then they shall so advise the Company as a part of their request made pursuant to this Section
1.2 and the Company shall include such information in the written notice referred to in subsection 1.2(a). In such event, the right of any Holder to include its, his or her Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities being registered and reasonably acceptable to the Company (including a market stand-off agreement of up to 180 days if required by such underwriter or underwriters). Notwithstanding any other provision of this
Section 1.2, if the underwriter(s) advise(s) the Company in writing that marketing factors require a limitation of the number of securities to be underwritten then the Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriter(s) and allocated among the Holders of Registrable Securities on a pro rata basis according to the number of Registrable Securities then outstanding held by each Holder requesting registration (including the Initiating Holders); provided, however, that the number of shares of Registrable Securities to be included in such underwriting and registration shall not be reduced unless all securities of other stockholders and the Company are first entirely excluded from the underwriting and registration. In the event that the registration covers shares of Common Stock to be sold by the Company, then such registration shall be deemed a registration under Section 1.3 and shall not constitute the use of a demand registration statement pursuant to this Section 1.2. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.



     (c) Timing and Maximum Number of Demand Registrations. The Holders shall have the right to effect a registration, regardless of whether a Trigger Event has occurred, from the effective date of this Termination Agreement until December 21, 2001, with respect to a maximum of 2,373,110 shares of Common Stock; thereafter, the Holders may request Section 1.2 registrations with respect to all or any portion of the Registrable Securities; provided, however, that the Registrable Securities proposed to be sold in any registration, together with any other securities of the Company proposed to be sold pursuant to the registrations, shall have an aggregate price to the public of at least $1,000,000 or involve at least 350,000 shares. The Company shall be obligated to effect only two (2) such registrations pursuant to this Section 1.2.



     (d) For purposes of this Agreement, (i) "Includable Shares" shall mean the aggregate number of shares of Intel Registrable Securities and Registrable Securities the underwriter has advised can be sold and (ii) the "NBAMV-Intel Cutback Formula" shall mean a fraction, the numerator of which is the number of shares of Registrable Securities the Holders requested to include in the underwriting and the denominator of which is the sum of the number of shares of Registrable Securities and Intel Registrable Securities that the Holders and the Intel Holders, respectively, requested to include in such underwriting, except that in no event shall the Holders be entitled to include fewer than their pro rata share of the Includable Shares (which pro rata share shall be based on the number of shares of Registrable Securities and Intel Registrable Securities then outstanding)."



     b. The ninth through sixteenth words of the first sentence of Section 1.4 (i.e., "after the first anniversary of the date hereof") shall be deemed deleted.



     c. Section 1.4(b)(2) shall be deemed to read as follows:



     "(2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000 or involve at least 350,000 shares;"



     d. Section 1.4(d) shall be deemed to read as follows:



     "(d) This Subsection is Intentionally Omitted."



     e. Section 1.4(f) shall be deemed to read as follows:



     "(f) Timing of Form S-3 Registration; Shares Covered. The Holders shall have the right to effect a registration, regardless of whether a Trigger Event has occurred, from the effective date of this Termination Agreement until December 21, 2001, with respect to a maximum of 2,373,110 shares of Common Stock; thereafter, the Holders may request Section 1.4 registrations with respect to all or any portion of Registrable Securities."



9.       MISCELLANEOUS.


     a. Notices. All notices, demands, requests, consents, statements, satisfactions, waivers, designations, refusals, confirmation, denials and other communications that may be required or otherwise provided for or contemplated hereunder shall be in writing and shall be deemed to be properly given and received (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged; (ii) on the next business day after having been deposited for overnight delivery with Federal Express or another comparable overnight courier service; or (iii) three (3) business days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, addressed as follows:

                      If to the Convera:

                      Convera Corporation
                      1921 Gallows Road
                      Vienna, Virginia 22182
                      Telecopier:  (703) 761-1990
                      Attn:  Jim Buchanan and Marc Martin

                      If to the NBA Parties:

                      NBA Media Ventures, LLC
                      Olympic Tower
                      645 Fifth Avenue
                      New York, NY  10022
                      Telecopier:  (212) 888-7931
                      Attention:  Steve Hellmuth and Bill Koenig

     b. Successors and Assigns. Subject to the last sentence of this paragraph, this Agreement shall be binding on and shall inure to the benefit of the Parties, and their respective affiliates, successors, successors in title, and assigns, and each Party agrees, on behalf of it and its affiliates, successors, successors in title, and assigns, to execute any instruments that may be necessary or appropriate to carry out and execute the purpose and intentions of this Agreement and hereby authorizes and directs its affiliates, successors, successors in title, and assigns to execute any and all such instruments. The rights of the Parties, their affiliates, and their successors in interest, as among themselves shall be governed by the terms of this Agreement. Notwithstanding anything to the contrary set forth in this paragraph, this Agreement shall not be assigned or transferred by any Party (and neither Party may delegate any of its obligations hereunder) to a third party without the prior written approval of the other Party (such approval not to be unreasonably withheld).

     c. Amendment. No change, modification, or amendment of this Agreement shall be valid or binding on the Parties unless such change or modification shall be in writing signed by the Party or Parties against whom the same is sought to be enforced.

     d. No Waiver. The failure of any Party to insist on strict performance of a covenant hereunder or of any obligation hereunder shall not be a waiver of such Party's right to demand strict compliance therewith in the future, nor shall the same be construed as a novation of this Agreement.

     e. Captions. Titles or captions of articles and paragraphs contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any provision hereof.

     f. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall for all purposes constitute an Agreement, binding on the Parties, and each Party hereby covenants and agrees to execute all duplicates or replacement counterparts of this Agreement as may be required.

     g. Applicable Law and Exclusive Forum. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regards to the conflicts of law principles thereof. The exclusive forum for any adjudication concerning this Agreement shall be in the state or federal courts located in the State of Delaware.

     h. Computation of Time. Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall on a Saturday, Sunday, or any public, banking or legal holiday, whether local or national, the person having such privilege or duty shall have until 5:00 p.m. on the next succeeding business day to exercise such privilege, or to discharge such duty.

     i. Severability. In the event any provision, clause, sentence, phrase, or word hereof, or the application thereof in any circumstances, is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder hereof, or of the application of any such provision, sentence, clause, phrase, or word in any other circumstances.


     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.



                                                     CONVERA CORPORATION






                                            By:____________________________
                                            Name:
                                            Title:







                                            NBA MEDIA VENTURES, LLC





                                            By:___________________________
                                            Name:
                                            Title:



                                            WNBA ENTERPRISES, LLC





                                            By:___________________________
                                            Name:
                                            Title:


     The undersigned hereby consents to the amendment to the Registration Agreement set forth in Paragraph 8 hereof.

                                            INTEL CORPORATION



                                            By:____________________________
                                            Name:
                                            Title:

                                                                  EXHIBIT 99.2


Corporate Contact:
John Murray
Convera
(703) 761-3700
Jmurray@convera.com


Convera and NBA Terminate Services Agreement


     VIENNA, VA, September 20, 2001 -- Convera (Nasdaq: CNVR) and the National Basketball Association today announced that the interactive services agreement entered into last September has been terminated by the parties. That agreement called for the two companies to work together in developing online interactive content. Convera and the NBA are in discussions regarding the implementation of Convera's Screening Room (T) technology in the NBA's broadcast operations based in Secaucus, New Jersey, and the NBA will continue to work with other interactive service providers to create new media platforms and distribution opportunities for its content.

     "As we announced last May, in response to weaker than anticipated the broadband penetration and consumer demand for interactive services, Convera is no longer focusing on the interactive services business and successfully shifted our emphasis to the development, marketing and sales of software products to access unstructured information for the enterprise and government markets," said Pat Condo, president and CEO, Convera. "As a result of the termination and our shift in business strategy, Convera expects to save in excess of $10 million in costs in the coming year. In addition, we did not expect any material revenues this year from the NBA agreement."

     Current Convera board director and NBA Commissioner David J. Stern, who recently was elected chair of the Board of Columbia University's Board of Trustees, will not stand for reelection to Convera's board of directors at Convera's annual meeting of stockholders on October 12, 2001. Last month, Convera appointed two new directors, Professor Robert A. Burgelman and Stephen
D. Greenberg, to its board.

     About Convera Convera, the company formed when Excalibur Technologies combined with Intel's Interactive Media Services division, is a leading provider of innovative software products that manage multimedia digital content. Convera's advanced technologies, products, services and solutions empower content owners to extract value from their high-worth digital content-text, images and video-over the Internet, intranets, set top boxes and wireless devices. Convera serves nearly 750 customers in 29 countries from its offices throughout the U.S. and Europe. For more information, contact Convera at 800-788-7758, via e-mail at info@convera.com or on the Web at www.convera.com.

                                                                  ###

     The following are worldwide trademarks of Convera Corporation or its subsidiary Convera Technologies, Inc.: Convera(TM), RetrievalWare(R), Screening Room(R) and their respective logos.

     This release contains comments about Convera's future expectations, performance, plans and prospects as well as assumptions about future events. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including without limitation, business and economic conditions, continued success in technological advances, and the risk that the businesses that were merged to create Convera, the Interactive Media Services Division of Intel Corporation and Excalibur Technologies, Inc., will not be integrated successfully. Actual results may differ materially from our expectations as the result of these and other important factors relating to Convera's business and product development efforts, which are further described in Convera's and Excalibur's filings with the Securities and Exchange Commission. These filings can be obtained from the SEC's website located at www.sec.gov. Any forward-looking statements are based on information available to Convera on the date of this release, and Convera assumes no obligation to update such statements.


     -------- 1 The schedule thereto has been omitted but copies thereof will be furnished supplementally to the Commission upon request.